SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION, 12, 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)

                                 Amendment No. 1

         The undersigned registrant hereby amends Item 7(a) of its Current Report on Form 8-K filed with the Commission on June 27, 1996 as set forth in the pages attached hereto.

Date:    November 22, 1996


                                            CARRAMERICA REALTY CORPORATION


                                            By: /s/ Brian K. Fields
                                                ------------------------------
                                                Chief Financial Officer


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ITEM 7.  Financial Statements and Exhibits.

                  (a)      Financial Statements.

                  CarrAmerica Realty Corporation hereby amends Item 7(a) of its Current Report on Form 8-K filed with the Commission on June 27, 1996 to indicate that management is not aware of any material factors relating to Warner Center Business Park that would cause the Historical Summaries of Operating Revenue and Expenses for Warner Center Business Park for the three months ended March 31, 1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report, to not be indicative of future operating results of the properties.